UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 5, 2004
                                                --------------------------------

                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                     333-100818                  13-6357101
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

                  Attached as an exhibit are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association), Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association) furnished to GS Mortgage Securities Corp. (the "Company") by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GSR Mortgage Loan Trust 2004-5, Mortgage Pass-Through Certificates, Series 2004-5 (such classes, the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-100818). The Company hereby incorporates the attached Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement.

                  Any statement or information contained in the attached Computational Materials and Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-5, Mortgage Pass-Through
                                                Certificates, Series 2004-5.

            (99.2)                              Structural and Collateral Term
                                                Sheets prepared by Goldman,
                                                Sachs & Co. in connection with
                                                certain classes of the GSR
                                                Mortgage Loan Trust 2004-5,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-5.

            (99.3) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of the GSR Mortgage Loan Trust 2004-5, Mortgage Pass-Through
                                                Certificates, Series 2004-5.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 6, 2004                      GS MORTGAGE SECURITIES CORP.




                                          By:    /s/ Christopher Gething
                                             ------------------------------
                                              Name:  Christopher Gething
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Collateral Term Sheets prepared by             E
                        Goldman, Sachs & Co. in connection with
                        certain classes of the GSR Mortgage
                        Loan Trust 2004-5, Mortgage
                        Pass-Through Certificates, Series
                        2004-5.

(99.2)                  Structural and Collateral Term Sheets          E
                        prepared by Goldman, Sachs & Co. in
                        connection with certain classes of the
                        GSR Mortgage Loan Trust 2004-5,
                        Mortgage Pass-Through Certificates,
                        Series 2004-5.

(99.3)                  Computational Materials prepared by            E
                        Goldman, Sachs & Co. in connection with
                        certain classes of the GSR Mortgage
                        Loan Trust 2004-5, Mortgage
                        Pass-Through Certificates, Series
                        2004-5.